Exhibit 10.3

Private and Confidential

Agreed Form

AMENDMENT TO WARRANT

This Amendment to Warrant (this “Amendment”) is made as of February 23, 2026 by and between Golden Heaven Group Holdings Ltd., a company organized under the laws of Cayman Islands (the “Company”) and [Name of Holder] (the “Holder”).

WHEREAS, the Company issued a warrant to the Holder dated as of December 4, 2025 (the “Warrant”) pursuant to which the Holder is entitled to purchase from the Company [Number of Shares] Class A Ordinary Shares of the Company;

WHEREAS, the Company and the Holder desire to decrease the exercise price under the Warrant to reflect prevailing market price of Class A Ordinary Shares of the Company and to facilitate additional fundraising by the Company; and

WHEREAS, the Company and the Holder wish to amend the Warrant as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. All terms used and not defined herein shall have the same meanings as set forth in the Warrant.

2.The second paragraph of the Warrant shall be amended and restated to read in its entirety as follows:

“Holder may purchase the afore-mentioned number of Warrant Share of the Company at a purchase price per share (as appropriately adjusted pursuant to Section 7 hereof) of $1.0 (the “Exercise Price”). The term “Class A Ordinary Share” shall mean the Class A ordinary shares of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.”

3. Notwithstanding anything to the contrary in the Warrant, the exercise of the Warrant by the Holder shall be subject to the condition that the par value of the Class A Ordinary Shares shall have been reduced to US$0.00001 per share. The Holder shall exercise the Warrant in whole by executing and delivering the purchase form, in the form of Exhibit A attached hereto.

4. The terms and provisions of the Warrant shall remain in full force and effect except as specifically amended or modified by this Amendment.

5. The provisions of this Amendment may be amended only with the written consent of the Company and the Holder.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be signed on the date and year first above written.

Company:

Golden Heaven Group Holdings Ltd.

By:
Name:
Title:

Holder:

[Name of Holder]

By:
Name:
Title:

Signature Page to Amendment to Warrant

Exhibit A

Purchase Form

Dated                     ,

The undersigned hereby irrevocably elects to exercise the within Warrant to purchase               Class A Ordinary Shares of par value of US$0.00001 each and hereby makes payment of $                     in payment of the exercise price thereof, together with all applicable transfer taxes, if any.

In exercising its rights to purchase _____________ Class A Ordinary Shares of par value of US$10.00001 each of GOLDEN HEAVEN GROUP HOLDINGS LTD., the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 11 of the Warrant.

Please issue a certificate or certificates representing said ___________ Class A Ordinary Shares in the name of the undersigned or in such other name as is specified below.

(Name)

(Address)

Holder:

By:

Print Name: